UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

The Cigna Group
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April 12, 2024

Dear Shareholder:

We have previously sent to you proxy materials for The Cigna Group Annual Meeting of Shareholders to be held on April 24, 2024. To date, we have not received your proxy. Your Board of Directors unanimously recommends that you vote FOR all of the nominees for director in Proposal 1, FOR Proposals 2 and 3 and AGAINST Proposals 4 and 5.

Your vote is important, no matter how many or how few shares you may own. To ensure that your shares are represented at the meeting, please vote today by telephone, via the Internet, or by signing, dating and returning the enclosed proxy card in the envelope provided. If you have received this letter by email, you may also vote by simply clicking on the “VOTE NOW” button in the email.

Very truly yours,

/s/ Kari Knight Stevens

Kari Knight Stevens
Corporate Secretary

REMEMBER:
You can vote your shares online or by telephone.
Please use the control number found on the enclosed proxy card and visit
www.proxyvote.com to submit your instructions online, or if you received this letter by email, you may simply click the “VOTE NOW” button in the email.

If you have any questions or need assistance in voting your shares, please call our proxy solicitor:

INNISFREE M&A INCORPORATED

TOLL-FREE at 1-877-750-8166

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V35391-P02299-Z86684 THE CIGNA GROUP C/O PROXY SERVICES P.O. BOX 9142 FARMINGDALE, NY 11735 The Cigna GroupSM 2024 Annual Meeting Vote by April 23, 2024 11:59 PM ET or at the meeting You invested in The Cigna Group and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 24, 2024. Vote Virtually at the Meeting* April 24, 2024 10:30 a.m. ET Virtually at: www.virtualshareholdermeeting.com/CI2024 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the materials by requesting such materials prior to April 10, 2024. If you would like to request a copy of the materials for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com; (2) call 1-800-579-1639; or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters. The proxy materials are available to you on the Internet. You may view these materials online at www.proxyvote.com or request a paper or email copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.
Voting Items Board Recommends V35392-P02299-Z86684 1. Election of Directors: 1a. David M. Cordani
For 1b. William J. DeLaney
For 1c. Eric J. Foss
For 1d. Retired Maj. Gen. Elder Granger, M.D.
For 1e. Neesha Hath
For 1f. George Kuria
For 1g. Kathleen M. Mazzarella
For 1h. Mark B. McClellan, M.D., Ph.D
For 1i. Philip O. Ozuah, M.D., Ph.D.
For 1j. Kimberly A. Ross
For 1k. Eric C. Wiseman
For 1l. Donna F. Zarcone
For 2. Advisory approval of The Cigna Group’s executive compensation.
For 3. Ratification of the appointment of PricewaterhouseCoopers LLP as The Cigna Group’s independent registered public accounting firm for 2024.
For 4. Shareholder proposal - Improve the shareholder right to call a special shareholder meeting
Against 5. Shareholder proposal - Report to shareholders on risks created by the The Cigna Group’s diversity, equity, and inclusion efforts.
Against NOTE: Such other business as may properly come before the meeting or any postponements or adjournments thereof. Our board has fixed the close of business on March 5, 2024 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournments thereof. A list of shareholders will be made available to shareholders during ordinary business hours for a period of at least ten days ending on the day before the meeting date at www.virtualshareholdermeeting.com/CI2024.